UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 14, 2023

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

Registrant’s telephone number, including area code (631) 842-9400

(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NSSC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 18, 2023, NAPCO Security Technologies, Inc., a Delaware corporation (the “Company”), issued a press release to report Management’s preliminary estimates of revenue and net income for the fourth quarter of fiscal year ended June 30, 2023. A copy of the press release is furnished as Exhibit 99.1 herein. As reported, the Company expects to report fourth quarter and fiscal year end results on or about August 28, 2023 with preliminary estimates for the quarter ended June 30, 2023 as follows: Equipment revenues- $28.6 million, Service revenue-$16.1 million, Total net sales- $44.7 million. ($44.7 million would represent a quarterly net sales record). Net income for the quarter is preliminarily estimated to be between $10.0 million and $11.0 million.

The Company’s balance sheet remains strong, with approximately $67 million of cash, and cash equivalents, investments and marketable securities as of June 30, 2023 and no debt.

The above preliminary results are current estimates based on facts and information available to the Company’s management as of the date of this report and are subject to potential further changes upon completion of the Company’s quarterly closing procedure.

The information in Item 2.02 of this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “potential,” “seek,” “should,” “think,” “will,” “would” and similar expressions, or they may use future dates These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 4.02.    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On August 14, 2023, the Audit Committee of the Board of Directors of the Company, concluded that the Company’s previously issued unaudited interim financial statements for fiscal quarters ended September 30, 2022, December 31, 2022 and March 31, 2023, respectively, included in the Company’s quarterly report on Form 10-Q for such respective quarters should no longer be relied upon.

During the preparation of the Company’s consolidated financial statements for the fiscal year ended June 30, 2023, management of the Company identified certain errors related to the Company’s calculation of cost of goods sold (“COGS”) and inventory for each of the first three quarters of fiscal 2023. Specifically, although the costs of several components fluctuated substantially during fiscal 2023, the Company’s costing procedures did not appropriately account for such fluctuations. As a result, inventories were overstated and COGS was understated, resulting in overstated gross profit, operating income and net income for each period.

The Company is in the process of preparing amended Forms 10-Q for each of the first three quarters of fiscal 2023 and intends to file such amendments as soon as reasonably practicable after the restatement process is completed. Based on the information available as of this filing date, the Company estimates that net income for the first three quarters will be revised as follows:

Period End	Net Income – Previously Reported	Net Income - Restated Estimate	$ Difference
First quarter ended September 30, 2022	$6.4M	$2.9M	$3.5M
Second quarter ended December 31, 2022	$8.4M	$3.7M	$4.7M
Third quarter ended March 31, 2023	$10.8M	$9.5M	$1.3M

The above estimates reflect preliminary information for the affected quarters and are based on facts and information available to the Company’s management as of the date of this report and are subject to potential further changes upon completion of the Company’s financial review and restatement procedures.

Net sales during these periods are not expected to be affected by these restatements.

Due to the aforementioned restatements, management of the Company has determined that a material weakness existed in the Company’s internal controls over financial reporting for each of the first three quarters of fiscal 2023, rendering the Company’s disclosure controls and procedures ineffective at the end of each such quarter. The Company has begun the process to enhance its internal control procedures for determining inventory cost in accordance with FIFO and COGS at the end of each fiscal quarter and will continue to refine these procedures and controls. While the Company has begun to take measures which it believes will remediate the underlying causes of this material weakness, there can be no assurance as to when the remediation plan will be fully developed and implemented and whether such measures will be effective. Until the Company’s remediation plan is fully implemented and effective, the Company will continue to devote time, attention and financial resources to these efforts.

The Company’s management and Chair of the  Audit Committee of the Company’s Board of Directors have discussed with the Company’s independent registered public accounting firm, Baker Tilly US, LLP, the matters disclosed in Item 4.02.

Item 5.03. AMENDMENT TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On August 18, 2023, the Company’s Board of Directors approved an amendment and re-statement to article VI of the Company’s Second Amended and Restated Bylaws.

A copy of the Amendment and Restatement of Article VI is furnished as Exhibit 3 (v).

Item 7.01 REGULATION FD DISCLOSURE

On August 18, 2023, the Company’s Board of Directors declared a cash dividend of $0.08 per share to stockholders of record on September 1, 2023, representing an increase of $0.0175 per share or 28%, from the previous quarterly dividend. The dividend will be payable on September 22, 2023

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

3(v)	Amendment and re-statement to article VI of the Company’s Second Amended and Restated Bylaws.
99.1	Press Release issued by Napco Security Technologies, Inc. dated August 18, 2023.
10 4	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date: August 18, 2023	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Executive Vice President and Chief Financial Officer